                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                           1315 GREG STREET, SUITE 103
                              SPARKS, NEVADA  89431

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 1996
                         ______________________________


     The 1996 Annual Meeting of Stockholders (the "Meeting") of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), will be held on Tuesday, June 25, at 4 p.m., Eastern Daylight Time, at Garden City Hotel, Garden City, New York 11530 for the following purposes:

     1. To elect two Class II Directors to hold office until the Annual Meeting of Stockholders in 1998 and until their respective successors are duly elected and qualified;

     2.   To approve the Stock Option Plan for Non-Employee Directors.

     3. To transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on Thursday, May 16, 1996 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder of the Company, for any purpose germane to the Meeting, for a period of ten (10) days prior to the Meeting at the Company's offices located at the address set forth above. Only stockholders of record at that time are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995, a Proxy Statement and a proxy accompany this notice. These materials are first being sent to stockholders on or about May 31, 1996.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

     THE BOARD OF DIRECTORS URGES YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WILL BE ADMITTED TO THE MEETING ONLY UPON PRESENTATION OF PROOF OF STOCK OWNERSHIP, WHICH MAY INCLUDE A CURRENT BROKERAGE STATEMENT OR A LETTER FROM THEIR BANK OR BROKER. THE RETURN OF THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                        By Order of the Board of Directors,


                                        ROBERT W. HORNER, JR.
                                        SECRETARY



Sparks, Nevada
May 31, 1996

                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION
                           1315 GREG STREET, SUITE 103
                              SPARKS, NEVADA  89431

                            _________________________


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            _________________________

                               GENERAL INFORMATION



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), for use at the Company's 1996 Annual Meeting of Stockholders (together with any and all adjournments or postponements thereof, the "Meeting") which is scheduled to be held on Tuesday, June 25, 1996, at 4 p.m., Eastern Daylight Time, at Garden City Hotel, Garden City, New York 11530, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the Annual Report to Stockholders for the fiscal year ended December 31, 1995 and the enclosed proxy are being mailed to stockholders on or about May 31, 1996. The Annual Report to Stockholders is not to be considered part of the Company's proxy solicitation materials.

     At the Meeting, stockholders will be asked to: (i) elect two Class II Directors of the Company to serve until the Annual Meeting of Stockholders in 1998 and until their successors are duly elected and qualified; (ii) approve the Stock Option Plan for Non-Employee Directors; and (iii) transact such other business as may properly come before the Meeting. The Company's Board of Directors recommends a vote "FOR" the election of the nominees for directors of the Company listed below and "FOR" the approval of the Stock Option Plan for Non-Employee Directors.

     The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

             VOTING SECURITIES, VOTING RIGHT AND SECURITY OWNERSHIP


VOTING SECURITIES AND VOTING RIGHTS


     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the Meeting. Only stockholders of record at the close of business on May 16, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 7,456,844 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock as of the Record Date are entitled to one vote for each share held. Holders of Common Stock do not have cumulative voting rights.

     All shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted in favor of election of the nominees for directors of the Company listed below, in favor of the approval of the Stock Option Plan for Non-Employee Directors and in the discretion of the persons named in the enclosed proxy with respect to any other matter that may properly come before the Meeting. Abstentions will be counted as shares present for quorum purposes. Broker non-votes will not be counted for determining a quorum or in determining whether a matter has been approved. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. A proxy may be revoked by (i) filing with the Company a written revocation of the proxy, (ii) appearing at the Meeting and casting a vote contrary to that indicated on the proxy, or (iii) submitting a duly executed proxy bearing a later date.

     The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company may solicit proxies by written communication, by telephone, telegraph or personal call. Such persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to be beneficial owners of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of May 16, 1996 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each executive officer named in the table under the caption "Executive Compensation" and (iv) all directors and officers as a group.

NAME AND ADDRESS                      NUMBER OF SHARES
BENEFICIAL OWNER (1)                  BENEFICIALLY OWNED (2) (3)     PERCENT
- --------------------                  --------------------------     -------

Douglas R. Colkitt, M.D.                    3,720,833 (4)             49.1%

Alan H.L. Carr-Locke                          800,000 (5)             10.6

Robert W. Horner, Jr.                          23,334 (6)                *

Jude J. Spak                                   25,000                    *

Richard L. Flickinger                          50,000                   .7

Robert M. Colkitt                              50,000                   .7

All directors and executive officers
   as a group (6 persons)                   4,669,167                 61.6%

____________________
* Less than 1.0%

(1) The address of all such owners is in care of the Company at 1315 Greg Street, Suite 103, Sparks, Nevada 89431.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage beneficial ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Does not give effect to possible further dilution resulting from the issuance of additional shares of Common Stock pursuant to (i) the Representative's Warrants; (ii) the Chairman's Warrants; and (iii) stock options granted or to be granted to certain employees, director and consultants. See "CERTAIN TRANSACTIONS."

(4) Includes 400,000 shares to be held in escrow for up to two years. Includes currently exercisable options to purchase 50,000 shares at $8.625 per share. Does not include 3,000,000 shares issuable upon exercise of the Chairman's Warrants, which warrants become exercisable on August 3, 1996. See "CERTAIN TRANSACTIONS."

(5) Includes currently exercisable incentive stock options to purchase 23,188 shares at $9.4875 per share and non-qualified stock options to purchase 26,812 shares at $8.625 per share. Does not include options to purchase 520,833 shares of Common Stock at an exercise price of $4.50 which becomes exercisable on August 3, 1996.

(6) Includes currently exercisable options to purchase 10,000 shares at $8.625 per share.

                        EXECUTIVE OFFICERS AND DIRECTORS


The executive officers and directors of the Company together with their ages and business backgrounds, are as follows:

   NAME                         AGE       POSITION
   ----                         ---       --------

Douglas R. Colkitt, M.D.        42    Chairman of the Board of Directors

Alan H.L. Carr-Locke            47    President, Chief Executive Officer and
                                      Director

Robert W. Horner, Jr.           42    Chief Financial Officer, Treasurer and
                                      Secretary

Jude J. Spak (1) (2)            48    Director

Richard L. Flickinger (1) (2)   62    Director

Robert M. Colkitt (1) (2)       67    Director

____________________
(1)  Member Compensation Committee
(2)  Member Audit Committee

The following sets forth certain information with respect to the members of the Board of Directors and executive officers of the Company.

DOUGLAS R. COLKITT, M.D. has been the Chairman of the Board of Directors of the Company since its inception. Dr. Colkitt is also the Chairman and principal stockholder of EquiMed, Inc., a publicly traded physician practice management company specializing in the oncology and ophthalmology fields. See "CERTAIN TRANSACTIONS." Dr. Colkitt is also Chairman of TransNational Holdings, Ltd.
Dr. Colkitt also owns a number of entities through his venture capital operations which conduct business in the medical field as well as such areas as medical and legal transcriptions, telemarketing, and software development. Dr. Colkitt is a graduate of Washington and Jefferson College in Washington, Pennsylvania, where he received his B.A. in Chemistry and Economics in 1975.
Dr. Colkitt received his M.D. from the University of Pennsylvania and his M.B.A. from the Wharton School of the University of Pennsylvania, both in 1979.

ALAN H.L. CARR-LOCKE has been President and Chief Executive Officer and a director of the Company since its inception. Mr. Carr-Locke was the owner of Medical Business Systems, Inc. ("MBS"), where he served as President from 1978 until 1995. MBS is engaged in billing, collection and accounts receivable management services. Mr. Carr-Locke received his B.S. in Business Administration from Boston University.

ROBERT W. HORNER, JR., C.P.A., has been the Company's Chief Financial Officer, Secretary and Treasurer since its inception. Prior thereto, Mr. Horner served as Director, Corporate Finance for Oncology Services Corporation from June 1993 until December 1994. From 1988 until 1993, Mr. Horner held various positions with Unico Corporation, including Vice President, Finance and Controller. Mr. Horner received his B.S. in Accounting from the Pennsylvania State University.

JUDE J. SPAK, C.P.A., has been director of the Company since its inception. Mr. Spak is currently employed by Colkitt Associates. Mr. Spak served as Chief Financial Officer of Oncology Services Corporation from August 1990 until December 1995. Prior thereto, he was the Assistant Vice President of Federated Research Corporation since 1987, where he conducted investment research and fixed income mutual fund portfolio management. From 1980 to 1987, Mr. Spak was Assistant Treasurer of Joy Manufacturing Company, a producer of capital goods, and from 1977 to 1980, Mr. Spak was Director of Finance of Allegheny General Hospital. From 1970 to 1977, Mr. Spak was an audit manager with Price Waterhouse. He received his M.B.A. from the University of Pittsburgh and is a Chartered Financial Analyst.

RICHARD L. FLICKINGER has been a director of the Company since its inception. Since 1957, Mr. Flickinger has been the owner and operator of Flickinger's Nursery, a tree nursery company located in Sycamore, Pennsylvania.

ROBERT M. COLKITT, has been a director of the Company since December 1995. Prior to his retirement in December 1995, Mr. Colkitt operated a multi-line insurance agency for the past 38 years. Mr. Colkitt is a chartered life underwriter. He is a principal in Home Gas and Oil Co., Inc., a wholesale producer of natural gas and oil. Mr. Colkitt is the father of Douglas R. Colkitt, M.D., the Company's Chairman of the Board.

Terry K. Dorsey resigned as a director effective December 1, 1995.


CLASSES OF DIRECTORS

     The Board of Directors currently has five members and is divided into two classes. Dr. Colkitt, Mr. Flickinger and Mr. Colkitt are Class I Directors and will serve until the annual meeting of stockholders in 1997 and thereafter for terms of two years and until their successors have been elected and qualified. Mr. Carr-Locke and Mr. Spak are Class II Directors and will serve until the annual meeting of stockholders in 1996 and thereafter for terms of two years and until their successors have been elected and qualified.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.

     The Audit Committee consists of Messrs. Spak, Flickinger and Colkitt. The functions of the Audit Committee generally include reviewing with the Company's independent auditors the scope and results of their engagement and reviewing the adequacy of the Company's systems of internal accounting controls. The Audit Committee did not hold any meetings in 1995.

     The Compensation Committee consists of Messrs. Spak, Flickinger, and Colkitt. The functions of the Compensation Committee are to review and evaluate the compensation of the Company's executive officers, administer the Company's Stock Option Plan and establish guidelines for compensation of other personnel. The Compensation Committee held one meeting in 1995.

     The Board of Directors held two meetings and acted by consent one time in 1995. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which he served while a member of the board.


COMPENSATION OF DIRECTORS

     No compensation is currently paid by the Company to its outside directors. The Directors are reimbursed for their expenses of attending meetings of the Board of Directors and committees.



                           EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation paid by the Company for the fiscal year ended December 31, 1995 to the Company's Chief Executive Officer and other executive officers.

                         SUMMARY COMPENSATION TABLE

                                                                           ANNUAL              LONG TERM
                                                                        COMPENSATION         COMPENSATION

                                                                                              SECURITIES
NAME & PRINCIPAL                                                                              UNDERLYING          ALL OTHER
   POSITION                                            YEAR        SALARY ($)    BONUS ($)    OPTIONS (#)   COMPENSATION ($) (1)
   --------                                            ----        ----------    ---------    -----------   --------------------

Alan H.L. Carr-Locke,                                  1995         $62,500         -0-        50,000 (2)         $4,500
President and Chief                                                     -0-         -0-       520,833 (3)            -0-
Executive Officer (1)                                  1994             -0-         -0-           -0-                -0-


(1) Mr. Carr-Locke commenced employment with the Company on June 1, 1995 at an annual salary of $150,000. During 1994 and 1995, the Company paid $62,500 to MBS and $62,500 to Mr. Carr-Locke, for services performed on behalf of the Company.

(2) Includes currently exercisable incentive stock options to purchase 23,188 shares at $9.4875 per share and non-qualified stock options to purchase 26,812 shares at $8.625 per share.

(3) Includes options to purchase 520,833 shares of Common Stock at a exercise price of $4.50, which becomes exercisable on August 3, 1996.


     For the fiscal years ended December 31, 1995 and 1994, none of the Company's executive officers received cash compensation in excess of $100,000. Other than the President and Chief Executive Officer, no other executive officer will receive cash compensation in excess of $100,000 during 1996. Directors are reimbursed for their expenses of attending meeting of the Board of Directors and committees.

     The following tables set forth information concerning the number of stock options granted during 1995 and the value of unexercised options to purchase Common Stock held by the persons listed at December 31, 1995. None of the named executive officers exercised any stock options during 1995.


                                                     STOCK OPTION GRANTS IN 1995


                                                                                                        POTENTIAL
                                                                                                        REALIZED
                                                                                                        VALUE AT
                                                                                                         ASSUMED
                                             % OF TOTAL                                               ANNUAL RATES
                           # OF SECURITIES     OPTIONS                                               OF STOCK PRICE
                             UNDERLYING      GRANTED TO                                               APPRECIATION
                               OPTIONS        EMPLOYEES        ($/SH)          EXPIRATION              FOR OPTION
   NAME                        GRANTED       DURING 1995   EXERCISE PRICE         DATE                  TERM (1)
   ----                        -------       -----------   --------------       ---------            5%             10%
                                                                                                     --             ---

Alan H.L. Carr-Locke           23,188 (2)       98.3%          $9.4875          12/19/2000       $231,271       $243,113
                               26,812 (3)                        8.625          12/19/2005        255,564        282,406
                              520,833 (4)                        4.500          08/02/2005      2,590,135      2,862,184

Robert W. Horner, Jr.          10,000 (5)       1.7%            $8.625          12/19/2005        $95,317       $105,328


______________________________

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.
(2) 11,594 of these options vested in full prior to January 2, 1996 and 11,594 of the options vested in full on or after January 2, 1992.
(3)  These options vested in full on December 20, 1995.
(4)  These options vested in full on August 3, 1995.
(5)  These options vested December 20, 1995.


                                              AGGREGATED STOCK OPTION EXERCISES IN 1995
                                            AND STOCK OPTION VALUES AT DECEMBER 31, 1995


                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING                    VALUE OF UNEXERCISED
                                 SHARES ACQUIRED ON                 UNEXERCISED OPTIONS                   IN-THE-MONEY
     NAME                               VALUE                            AT FY-END                    OPTIONS AT FY-END ($)

     ----                    EXERCISE (#)   REALIZED ($)         EXERCISABLE   UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
                             ------------   ------------         -----------   -------------        -----------   -------------

Alan H.L. Carr-Locke               -              -                   -           23,188                 -           $10,055
                                   -              -                   -           26,812                 -                 -
                                   -              -                   -          520,833                 -         2,343,749

Robert W. Horner, Jr.              -              -                   -           10,000                 -            $3,750


EMPLOYMENT AGREEMENTS

     Effective June 1, 1995, the Company entered into an employment agreement with Alan Carr-Locke, pursuant to which Mr. Carr-Locke is to serve as President and Chief Executive Officer of the Company for an initial term through May 31, 1998 unless earlier terminated by Mr. Carr-Locke or the Board of Directors. The agreement provides for an annual salary of not less than $150,000 per year plus bonus, subject to the approval of the Board of Directors, benefits and reimbursement of expenses. In addition, Mr. Carr-Locke is entitled to severance and other payments following the termination of his employment in certain circumstances, including a breach by the Company of the agreement or a change in control of the Company if, as a result of such change in control, Mr. Carr-Locke is required to accept a decrease in salary or responsibility or a geographical relocation. Under such circumstances, Mr. Carr-Locke is entitled to receive a payment from the Company equal to three times his annual salary then in effect and to continue, for one year following termination, as a participant in the Company's employee benefit plans. The agreement requires Mr. Carr-Locke to devote his best efforts to the interests and business of the Company and contains noncompetition and nonsolicitation provisions for up to one year following termination of employment.


                         ELECTION OF CLASS II DIRECTORS

NOMINEES FOR ELECTION

     At the Meeting, the stockholders will elect two Class II Directors to hold office until the Annual Meeting of Stockholders in 1998 and until their respective successors are duly elected and qualified. The nominees of the Board of Directors for election as Class II Directors are Alan H.L. Carr-Locke and Jude J. Spak. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of all nominee. The Board of Directors believes that the nominees are willing to serve as directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election and, as a result, another nominee is designated, the persons named in the enclosed proxy or other substitutes will have discretion and authority to vote for or to refrain from voting for the other nominee in accordance with their judgment. The two nominees who receive the most votes at the Meeting will be elected directors. The nominees for election as directors, together with certain information about them, are as follows:

             NAME                 AGE      DIRECTOR SINCE       TERM EXPIRES
             ----                 ---      --------------       ------------

     Alan H.L. Carr-Locke         47            1994                1996

     Jude J. Spak                 48            1994                1996

PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY THE NOMINEES

     Biographies of the nominees for election are contained under "EXECUTIVE OFFICERS AND DIRECTORS" beginning on page 4.


              THE BOARD RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

          At the Meeting, a proposal will be presented for the stockholders to approve the Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), under which options to purchase up to 500,000 shares of Common Stock of the Company may be granted to non-employee directors. The Directors' Plan is printed in full as Exhibit A to this Proxy Statement and is incorporated herein by reference.

          The purpose of the Directors' Plan is to attract and retain independent directors and to strengthen the mutuality of interests between such directors and the Company's stockholders. On May 10, 1996, the Company had four non-employee directors who were eligible to receive options under the Directors' Plan. On May 10, 1996, the average of the high and low sales prices of the Company's Common Stock on the Nasdaq National Market was $12.00.

          The Board of Directors adopted the Directors' Plan on May 10, 1996 and recommends that you vote FOR the approval of the Directors' Plan.

          The Directors' Plan will become effective if it receives the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present, or represented, and entitled to vote at the Meeting.

          The Directors' Plan will be administered by the Board of Directors. Under the terms of the Directors' Plan, each director who is not an employee of the Company or any of its subsidiaries will automatically be granted, on the date of the Company's annual meeting of stockholders each year during the term of the plan, options to purchase 25,000 shares. The option exercise price for such options will be the fair market value of a share of the Company's Common Stock on the date of grant (the "Option Price"). The options will become exercisable six months after the date of grant and will expire ten years after the date of grant. The options will terminate if the optionee ceases to be a director of the Company, but may be exercised for a period of one year if the optionee ceases to be a director due to death or disability. In addition, on the effective date of the Directors' Plan, each eligible director (other than the Chairman) was granted stock options to purchase 50,000 shares of Common Stock at an exercise price equal to 85% of the Option Price.

          FEDERAL INCOME TAX CONSEQUENCES. The grant by the Company of a non-qualified stock option is not a taxable event to the optionee. Generally, an optionee recognizes ordinary income on the date option shares are issued to him pursuant to the exercise of the option in an amount equal to the "spread" or the excess of the fair market value of the shares on that date over the exercise price. Any further gain or loss on disposition of the shares will be capital gain or loss if the shares are held by the optionee for investment.

          The Company will be entitled to deduct for federal income tax purposes any amount the optionee is required to include in ordinary income at the time such amount is so includable, provided that such amount is not deemed to be an "excess parachute payment" (i.e., payment payable upon a change of control of the Company that is in excess of reasonable compensation).


             THE BOARD RECOMMENDS A VOTE "FOR" THE DIRECTORS' PLAN.

                              CERTAIN TRANSACTIONS


     Douglas R. Colkitt, M.D., the Chairman and principal stockholder of the Company, owns, controls or is affiliated with a majority of the current clients of the Company. It is anticipated that, in the future, new clients of the Company may be owned or controlled by, or affiliated with, entities owned or controlled by, or affiliated with Dr. Colkitt. It also is anticipated that Dr. Colkitt or entities that he owns, controls or is affiliated with may acquire other companies and businesses similar to those of the Company. It is anticipated that in such instances the contracts for the clients of such companies will be sold to the Company in arms-length transactions. The Company's contracts with related parties will have a term of not less than three years and may only be terminated on 90 days notice, provided that such parties pay to the Company a transition consulting fee equal to the contract revenues for the preceding 180 days. It is expected that, in the event the Company acquires businesses as opposed to contracts, the employees and equipment of such acquired businesses will not be retained by the Company. Such businesses may be acquired by entities affiliated with Dr. Colkitt.

     The Company has contracted with Russell Data Services, Inc. ("Russell Data") to provide for services to be performed for clients of the Company. The contract is for a term of ten years and expires on September 20, 2004. The contract provides for the Company to pay Russell Data a fee of 70 percent of all net revenues to be received by the Company for services provided by Russell Data. Under the terms of the contract, the Company is permitted to contract with providers of services other than Russell Data and Russell Data is permitted to provide its services to companies other than the Company. However, Russell Data is obligated to accept from the Company all contracts which are priced at not less than 80% of the industry norm. The contract contains an arbitration procedure to be followed in the event a dispute arises between the parties under the contract. Russell Data is owned and controlled by Dr. Colkitt. In addition, Russell Data may contract with other companies owned or controlled by, or affiliated with Dr. Colkitt for the subcontracting of services that Russell Data may render under its contracting arrangement with the Company.

     The Company may also contract for administrative services, such as payroll and accounting services, with companies owned or controlled by, or affiliated with Dr. Colkitt. Prices for any such services have not been established and the need for such services may vary from time to time. Any such services shall be performed on terms which may be less favorable than could be obtained from a third party.

     Effective November 15, 1994, the Company has entered into a month-to-month operating lease for office space from an entity that is owned and controlled by Dr. Colkitt. The monthly rental of $300 includes utilities. The Company believes that the terms of this lease are fair and favorable to the Company.

     In January 1995, the Company made a refundable deposit of $700,000 for an unlimited site software license for a program relating to optimization of reimbursement by third party payors for medical services, which software is currently being installed and tested. The software has yet to be delivered or placed into services. The license with the software company, Astute Systems, Inc., ("Astute") which is owned and controlled by Dr. Colkitt, was not negotiated on an arm's length basis. Astute has informed the Company that the software has been commercially released and is expected to be installed at the Company's client sites within the next 12 months.

     At the inception of the Company on August 3, 1994, the Company sold a total of 4,666,667 shares of its Common Stock to certain individuals, including 4,534,167 shares to the Company's directors and officers. See "PRINCIPAL STOCKHOLDERS." The consideration for such shares of Common Stock was approximately $.21 per share, substantially all of which consideration consisted demand notes executed by the purchasers. These notes have all been repaid.

     On December 8, 1994, the Company granted to Dr. Colkitt warrants to purchase an aggregate of 3,000,000 shares exercisable one year from the date of its Initial Public Offering, including 1,000,000 shares of Common Stock at $15.00 per share expiring after three years, 1,000,000 shares of Common Stock at $20.00 per share expiring after five years, and 1,000,000 shares of Common Stock at $25.00 per share expiring after seven years from the date hereof. The terms of the Chairman's Warrants are substantially similar to those of the Representative's Warrants issued in connection with the Company's Initial Public Offering, including certain registration rights.

     From the Company's inception in August 1994 through December 31, 1994, the Company paid to MBS a consulting fee equal to $12,500 per month pursuant to an arrangement whereby MBS performed services on behalf of the Company. Beginning on January 1, 1995, the Company had a similar arrangement with Mr. Carr-Locke. This arrangement terminated effective May 31, 1995, at which time Mr. Carr-Locke's employment agreement with the Company commenced. Mr. Carr-Locke has been granted options to purchase 520,833 shares at an exercise price of $4.50 per share, which options become exercisable on August 3, 1996.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors, certain officers of the Company and beneficial owners of more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and the representations made by such persons to the Company, the Company believes that during the last fiscal year its directors, officers and ten-percent beneficial owners complied with all filing requirements under
Section 16(a) of the Securities Exchange Act of 1934, as amended.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Company has selected the firm of Coopers and Lybrand, L.L.P. to serve as its independent auditors for the current fiscal year. Representatives of Coopers and Lybrand, L.L.P. are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Secretary of the Company at the Company's principal office in Sparks, Nevada prior to December 31, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals must be in writing and sent via registered, certified or express mail. Facsimile or other forms of electronic submissions will not be accepted.

                             SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy materials, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.


                          ANNUAL REPORT ON FORM 10-KSB


     THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                   By Order of the Board of Directors,


                                   ROBERT W. HORNER, JR.
                                   SECRETARY



     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT THEIR PROXIES.

                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

                   STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                    ARTICLE I

                                     PURPOSE


          The purpose of the Stock Option Plan for Non-Employee Directors (the "Plan") is to enable National Medical Financial Services Corporation (the "Company") to attract and retain independent directors and to strengthen the mutuality of interests between such directors and the Company's stockholders.


                                   ARTICLE II

                                   DEFINITIONS


          For purposes of the Plan, the following terms shall have the following meanings:

          2.1  "BOARD" shall mean the Board of Directors of the Company.

          2.2 "CHANGE OF CONTROL" shall mean the occurrence of any one of the following: (i) the Company enters into an agreement of reorganization, merger or consolidation pursuant to which it is not the surviving corporation, (ii) the Company sells substantially all its assets or (iii) shares of stock of the Company representing in excess of 50% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers with the exception of an entity that is owned or controlled by Douglas R. Colkitt, M.D. or his family, in any case other than in a transaction in which the surviving corporation or the purchaser is the Company or a majority-owned subsidiary of the Company.

          2.3  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          2.4 "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company.

          2.5 "DISABILITY" shall mean a disability that results in a director's inability to carry out his or her duties as a director, as determined in the reasonable judgment of the Board.

          2.6 "EFFECTIVE DATE" shall mean the date on which the Plan is approved by the Board.

          2.7 "ELIGIBLE DIRECTOR" shall mean any member of the Board who, on the date on which Options are to be granted, is not an officer or employee of the Company or any of the Company's subsidiaries.

          2.8 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, The Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

          2.9 "OPTIONEE" shall mean an individual to whom a Stock Option has been granted under the Plan.

          2.10 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.


                                   ARTICLE III

                                 ADMINISTRATION

          3.1  GUIDELINES.   The Plan shall be administered by the Board.
Subject to the express provisions of the Plan, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section 3.1 shall impair the rights of any Optionee without such person's consent, unless otherwise required by law.

          3.2 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.


                                   ARTICLE IV

                                SHARE LIMITATION


          4.1 SHARES. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 500,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock that has been reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

          4.2 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares that may be issued under the Plan, the number of shares for which Stock Options are to be granted to Eligible Directors pursuant to Section 6.2 and the number of shares subject to, and the option price of, outstanding Options as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.


                                    ARTICLE V

                                   ELIGIBILITY

          5.1 ELIGIBLE DIRECTORS. Only Eligible Directors shall be granted Options under the Plan.

                                   ARTICLE VI

                                  STOCK OPTIONS


          6.1 OPTIONS. All Stock Options granted under the Plan shall be non-qualified stock options (I.E., options that do not qualify as incentive stock options under Section 422 of the Code).

          6.2 GRANTS. On the Effective Date, each Eligible Director (other than the Chairman) shall automatically be granted Stock Options to purchase 50,000 shares of Common Stock with an option price per share equal to 85% of the Fair Market Value of a share of Common Stock on the Effective Date. Thereafter, for as long as the Plan remains in effect, each Eligible Director shall automatically be granted, on the date of the annual meeting of stockholders of the Company, Stock Options to purchase 25,000 shares of Common Stock; provided, however, that an individual who ceases to be a member of the Board on such date shall not be granted any Stock Options.

          6.3 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

               (a) STOCK OPTION CERTIFICATE. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

               (b) OPTION PRICE. Except as otherwise provided, the option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of a share of Common Stock on the date the Option is granted.

               (c) OPTION TERM. The term of each Stock Option shall be ten years from the date of grant.

               (d) EXERCISABILITY. Stock Options shall become exercisable in full six months after the date of grant.

               (e) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. The option price may be paid in cash or by check payable to the Company or in such other form as the Board deems acceptable. Unless otherwise determined by the Board in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Optionee (and for which the Optionee has good title free and clear of any liens and encumbrances) or by reduction in the number of shares issuable upon such exercise, based, in either case, on the Fair Market Value of the Common Stock on the last trading date preceding payment. Upon payment in full of the option price, as provided herein, a stock certificate representing the number of shares of Common Stock to which the Optionee is entitled shall be issued and delivered to the Optionee. An Optionee shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate representing such shares of Common Stock is issued to such Optionee.

               (f) DEATH. If an Optionee ceases to be a member of the Board by reason of death, any Stock Option that was exercisable on the date of such Optionee's death may thereafter be exercised by the legal representative of the Optionee's estate for a period of one year after the date of death or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of death shall be forfeited.

               (g) DISABILITY. If an Optionee ceases to be a member of the Board by reason of Disability, any Stock Option that was exercisable on the date on which the Optionee ceased to be a member of the Board may thereafter be exercised by the Optionee for a period of one year after such date or until the expiration of the stated term of the Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date on which the Optionee ceases to be a member of the Board shall be forfeited; provided, however, that if the Optionee dies during such one-year period, any unexercised Stock Options may be exercised by the legal representative of the Optionee's estate for a period of one year after the date of the Optionee's death or until the expiration of the stated term of the Stock Option, whichever period is shorter.

               (h) OTHER TERMINATION. If an Optionee ceases to be a member of the Board by reason of retirement or for any reason other than death or Disability, all Stock Options held by such Optionee shall terminate on the date on which the Optionee ceases to be a member of the Board.

               (i) CHANGE OF CONTROL. In the event of a Change of Control, all outstanding Stock Options shall immediately become fully exercisable, and upon payment by the Optionee of the option price (and, if requested, delivery of the representation described in Section 9.2), a stock certificate representing the Common Stock covered thereby shall be issued and delivered to the Optionee.

               (j) NON-TRANSFERABILITY OF OPTION. No Stock Option shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during an Optionee's lifetime, only by the Optionee.


                                   ARTICLE VII

                            TERMINATION OR AMENDMENT


          7.1 TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of an Optionee with respect to Options granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Optionee and, provided further, without the approval of the Company's stockholders, no amendment may be made that would
(i) materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) materially modify the requirements as to eligibility for participation in the Plan; or
(iii) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, the provisions of Articles V and VI may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

          7.2 AMENDMENT OF OPTIONS. The Board may amend the terms of any Stock Options theretofore granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Board shall impair the rights of any Optionee without the Optionee's consent.


                                  ARTICLE VIII

                                  UNFUNDED PLAN


          8.1 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to an Optionee by the Company, nothing contained herein shall give any such individual any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE IX

                               GENERAL PROVISIONS


          9.1 NONASSIGNMENT. Except as otherwise provided in the Plan, Options granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred thereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

          9.2 LEGEND. The Board may require each person purchasing shares upon exercise of an Option to represent to the Company in writing that the Optionee is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

          All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or traded or the Nasdaq Stock Market, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          9.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          9.4 NO RIGHT TO CONTINUE RELATIONSHIP. Neither the Plan nor the grant of any Option under the Plan shall confer upon any person any right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's stockholders.

          9.5  LISTING AND OTHER CONDITIONS.

               (a) If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or with

Nasdaq. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

               (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

               (c)  Upon termination of any period of suspension under this
Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

          9.6 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Nevada.

          9.7 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          9.8 LIABILITY OF THE BOARD. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member of the Board or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

          9.9 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of Options.

          9.10 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

          9.11 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

          9.12 HEADINGS. Article and section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.


                                    ARTICLE X

                                  TERM OF PLAN


          10.1 EFFECTIVE DATE. The Plan shall be effective as of the Effective Date, but the grant of any Option hereunder is subject to the express condition that the Plan be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of the stockholders of the Company.

          10.2 TERMINATION. Unless sooner terminated, the Plan shall terminate ten years after the Effective Date and no Options shall be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which shall continue to be exercisable, in accordance with the terms of the Plan, after the Plan terminates.

                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

                            STOCK OPTION CERTIFICATE


          This certifies that, pursuant to the National Medical Financial Services Corporation Stock Option Plan for Non-Employee Directors, an option to purchase shares of Common Stock of National Medical Financial Services Corporation has been granted as follows:

     Name and Address
     of Optionee:



     Position of
     Optionee:                          Non-Employee Director


     Date of Grant:



     Type of Option:                    Non-Qualified



     Number of shares
     subject to Option:


     Exercise Price:



     Vesting Date:



     Expiration Date:

          The option is subject to all the terms and conditions of the aforementioned Plan, a copy of which is attached to this certificate.




Date:                              NATIONAL MEDICAL FINANCIAL SERVICES
                                   CORPORATION


                                   ______________________________
                                   By:
                                   Title:

                 NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 25, 1996

          The undersigned shareholder(s) of National Medical Financial Services Corporation, a Nevada corporation (the "Company"), revoking all previous proxies, hereby appoints Alan H.L. Carr-Locke and Robert W. Horner, Jr., and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to cast all votes for all shares of Common Stock of the Company which the undersigned would be entitled to cast if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Garden City Hotel, Garden City, New York 11530 on Tuesday, June
25, 1996 at   4 p.m., Eastern Daylight Time, and any and all adjournments or postponements thereof. Said proxies are authorized and directed to vote as indicated with respect to the following matters:

     1.  ELECTION OF CLASS II DIRECTORS    FOR  / /    WITHHOLD AUTHORITY  / /

          Alan H.L. Carr-Locke                  / /                        / /
          Jude J. Spak                          / /                        / /

     2.  TO APPROVE THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                           FOR / /  AGAINST  / /  ABSTAIN  / /


     3. TO VOTE ON SUCH OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE 1996 ANNUAL MEETING OF STOCKHOLDERS AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)
                _________________________________________________
                          (continued from reverse side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" THE APPROVAL OF THE STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 1996 Annual Meeting of Stockholders and any and all adjournments or postponements thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS THE NAME(S) APPEAR HEREON. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH. PROXIES EXECUTED IN THE NAME OF A CORPORATION SHOULD BE SIGNED ON BEHALF OF THE CORPORATION BY A DULY AUTHORIZED OFFICER. WHERE SHARES ARE OWNED IN THE NAME OF TWO OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.


DATED: ________________________________, 1996


_____________________________________________

SIGNATURE OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER



PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.